Fees Summary	Jul. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	243,084.21
Total Transaction Valuation	1,587,747,931.88
Total Offset Amount	0
Net Fee	$ 243,084.21